Exhibit 32.2

CERTIFICATION

Pursuant to 18 U.S.C. 1350 as adopted by Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Tiffany & Co. (the “Company”) on Form 10-Q for the period ended April 30, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ralph Nicoletti, Executive Vice President, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 27, 2015

/s/ Ralph Nicoletti
Executive Vice President
Chief Financial Officer
(principal financial officer)